Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The following is a reconciliation of income taxes at the statutory rate (21% in 2019 and 2018 and 35% in 2017) to the provision for income taxes as shown in GALIC’s Statement of Earnings (dollars in millions):

	2019		2018		2017
	Amount	% of EBT	Amount	% of EBT	Amount	% of EBT

Earnings before income taxes (“EBT”)	$497		$256		$381

Income taxes at statutory rate	$104	21%	$54	21%	$133	35%
Effect of permanent items	(2)	—%	(7)	(3%)	(4)	(1%)
Effect of change in U.S. corporate tax rate	—	—%	—	—%	(24)	(6%)
Provision for income taxes as shown in the statement of earnings	$102	21%	$47	18%	$105	28%

The Tax Cuts and Jobs Act of 2017 (“TCJA”), which was enacted on December 22, 2017, lowered the U.S corporate tax rate to 21% and made other widespread changes to the U.S. tax code effective in 2018. Because the TCJA was enacted in December 2017, GALIC recorded the $24 million decrease in its net deferred tax liability resulting from the changes in the tax code (primarily the lower corporate tax rate applicable to 2018 and future years) in the fourth quarter of 2017.

At the time it was enacted, the TCJA was subject to further clarification and interpretation by the U.S. Treasury Department and the Internal Revenue Service. GALIC’s deferred tax assets and liabilities were recorded at December 31, 2017 using reasonable estimates based on available information and were considered provisional in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 118 (“SAB 118”). In accordance with SAB 118, changes in deferred taxes resulting from clarification and interpretation of the TCJA were recorded in 2018 in the period in which the guidance was published and did not have a material impact on GALIC’s effective tax rate. As a result, GALIC’s implementation of the TCJA was complete as of December 31, 2018.

GALIC’s 2013 — 2019 tax years remain subject to examination by the IRS.

GALIC did not have any earnings or losses subject to tax in foreign jurisdictions for the years ended December 31, 2019, 2018 and 2017.

The total income tax provision (credit) consists of (in millions):

	2019	2018	2017
Current taxes:
Federal	$152	$130	$183
State	4	3	3
Deferred taxes:
Federal	(54)	(86)	(57)
Impact of change in U.S. corporate tax rate	—	—	(24)
Provision for income taxes	$102	$47	$105

Deferred income tax assets and liabilities reflect temporary differences between the carrying amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for tax purposes. The significant components of deferred tax assets and liabilities included in GALIC’s Balance Sheet at December 31 were as follows (in millions):

	2019			2018
	Excluding Unrealized Gains	Impact of Unrealized Gains	Total	Excluding Unrealized Gains	Impact of Unrealized Gains	Total
Deferred tax assets:
Insurance claims and reserves	$601	$46	$647	$521	$3	$524
Other, net	7	(2)	5	8	—	8
Total deferred tax assets	608	44	652	529	3	532
Deferred tax liabilities:
Investment securities	(78)	(369)	(447)	(23)	(22)	(45)
Deferred policy acquisition costs	(236)	143	(93)	(248)	8	(240)
Insurance claims and reserves transition liability	(68)	—	(68)	(79)	—	(79)
Total deferred tax liabilities	(382)	(226)	(608)	(350)	(14)	(364)
Net deferred tax asset (liability)	$226	$(182)	$44	$179	$(11)	$168

The likelihood of realizing deferred tax assets is reviewed periodically. There was no valuation allowance against deferred tax assets as of December 31, 2019 and 2018.

GALIC did not have a liability for uncertain tax positions during 2019, 2018 or 2017.

Cash payments for income taxes, net of refunds, were $163 million, $106 million and $217 million for 2019, 2018 and 2017, respectively.